UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 27, 2005
                                                ______________________________



                    Community Investors Bancorp, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



         Ohio                           0-25470                    34-1779309
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(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



119 South Sandusky Avenue, Bucyrus, Ohio                             44820
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code    (419) 562-7055
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events.

     On May 27, 2005, Community Investors Bancorp, Inc. (the "Company") issued a press release announcing that its Board of Directors has revised the terms of the previously announced reverse split of the Company's common stock. The revised plan will involve a 1 for 300 reverse stock split. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

     Exhibit No.                 Description
     -------------------         -----------------------------------

     99.1                        Press Release, dated May 27, 2005
























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         COMMUNITY INVESTORS BANCORP, INC.



                         By: /s/ Thomas G. Kalb
                             ----------------------------------
                             Name:  Thomas G. Kalb
                             Title: Vice President and Chief Financial Officer

Date:  May 31, 2005